UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2017
 ______________________________________________________________
TerraForm Global, Inc.
(Exact name of registrant as specified in its charter)
 ______________________________________________________________

Delaware	001-37528	47-1919173
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

7550 Wisconsin Avenue, 9th Floor, Bethesda, Maryland 20814
(Address of principal executive offices, including zip code)

(240) 762-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On June 15, 2017, TerraForm Global, Inc. (“TerraForm Global” or the “Company”) issued a press release announcing the reporting of its financial results, and the filing of its Form 10-K, for the fiscal year ended December 31, 2016. The press release reported certain financial and operating metrics of TerraForm Global as of or for the quarter ended December 31, 2016. The press release also announced that the Company’s 2017 annual meeting of stockholders (the “2017 Annual Meeting”) is expected to be held on Thursday, June 29, 2017. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

In the attached press release, TerraForm Global discloses items not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”), or non-GAAP financial measures (as defined in Regulation G promulgated by the U.S. Securities and Exchange Commission). A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is contained in the attached press release.

The information in Item 2.02 of this Current Report on Form 8-K (including the exhibit attached hereto) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Item 2.02 of this Current Report on Form 8-K (including the exhibit attached hereto) shall not be incorporated by reference into any filing or other document under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing or document.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in this Form 8-K and the press release attached as an exhibit hereto, this Form 8-K and the press release contain forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.

Item 8.01. Other Information.

On June 15, 2017, the Company announced that the 2017 Annual Meeting is expected to be held on Thursday, June 29, 2017. As the Company did not hold an annual meeting of stockholders in 2016, pursuant to Rule 14a-8 under the Exchange Act, the Company has set a new deadline for the receipt of any stockholder proposals submitted pursuant to Rule 14a-8 for inclusion in its proxy materials for the 2017 Annual Meeting. In order to be considered timely, such stockholder proposals must have been received by the Company no later than June 14, 2017. This deadline will also apply in determining whether notice is timely for purposes of exercising discretionary voting authority with respect to proxies for purposes of Rule 14a-4(c) under the Exchange Act.

All stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act must be delivered to or mailed and received at the principal executive offices of the Company, at TerraForm Global, Inc., 7550 Wisconsin Ave., 9th Floor, Bethesda, Maryland 20814. The Company’s Amended and Restated Bylaws also specify certain requirements regarding the form and content of notices of stockholder proposals. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated June 15, 2017, titled “TerraForm Global Reports 4Q 2016 and FY 2016 Financial Results and Files Form 10-K”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRAFORM GLOBAL, INC.

		By:	/s/ Rebecca Cranna
Date:	June 15, 2017	Name:	Rebecca Cranna
		Title	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release, dated June 15, 2017, titled “TerraForm Global Reports 4Q 2016 and FY 2016 Financial Results and Files Form 10-K”